Fair value information	6 Months Ended
Jun. 30, 2026
Fair Value Information
Fair value information

28. Fair value information

(a) The different levels that the inputs to valuation techniques are used to measure fair value of financial and non-financial instruments have been defined as follows:

●	Level 1: Quoted prices (unadjusted) in active markets for identical assets or liabilities that the entity can access at the measurement date. A market is regarded as active where a market in which transactions for the asset or liability take place with sufficient frequency and volume to provide pricing information on an ongoing basis.
●	Level 2: Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
●	Level 3: Unobservable inputs for the asset or liability.

(b) The related information of financial and non-financial instruments measured at fair value by level on the basis of the nature, characteristics and risks of the assets and liabilities. As of June 30, 2026 and December 31, 2025, the Group did not hold any financial assets or liabilities measured at fair value on a recurring basis. Accordingly, no fair value hierarchy table is presented.

(c) Financial instruments not measured at fair value

The carrying amounts of cash and cash equivalents, current financial assets at amortized cost, accounts receivable, other receivables, guarantee deposits paid, short-term loans, current contract liabilities, notes payable, accounts payable, other payables, other current liabilities and long-term loans (including current portion) are approximate to their fair values.